UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010

Enable Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50995	52-2372260
(Commission File Number)	(IRS Employer
Identification No.)
1140 W. Thorndale Avenue Itasca, Illinois 60143-1335
(Address of Principal Executive Offices) (Zip Code)

(773) 272-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On June 3, 2010, the Board of Directors (the “Board”) of Enable Holdings, Inc. (the “Company”) dismissed BDO Seidman, LLP as its independent registered public accounting firm.  On June 3, 2010, the accounting firm of Baker Tilly Virchow Krause, LLP was engaged as the Company’s new independent registered public accounting firm.  The Board approved of the dismissal of BDO Seidman, LLP and the engagement of Baker Tilly Virchow Krause, LLP as its independent auditor.

During the Company’s two most recent fiscal years and through June 3, 2010, there were no disagreements with BDO Seidman, LLP whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO Seidman’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report on the Company’s financial statements.

Other than a going concern opinion, BDO Seidman, LLP did not issue any audit reports on the Company’s financial statements that contained an adverse opinion or disclaimer opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

On June 3, 2010, the Company engaged Baker Tilly Virchow Krause, LLP as its independent registered public accounting firm.  Prior to engaging Baker Tilly Virchow Krause, LLP, the Company had not consulted with Baker Tilly Virchow Krause, LLP on any items concerning the application of accounting principles to a specific transaction, the type of audit opinion that might be rendered on the Company's financial statements, or the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).

The Company provided BDO Seidman, LLP with the contents of this current report on Form 8-K and requested that BDO Seidman, LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report, and if not, stating the respects in which it does not agree.  The Company received a copy of this letter from BDO Seidman, LLP, which is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell Company Transactions: None

(d)	Exhibits: 16.1

Letter from BDO Seidman, LLP dated June 8, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 8, 2010
ENABLE HOLDINGS, INC.

By:	/s/ Miguel A. Martinez, Jr.
Miguel A. Martinez, Jr.
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

EXHIBIT INDEX
to
FORM 8-K

ENABLE HOLDINGS, INC.

Date of Report:	Commission File No.:
June 3, 2010	000-50995

Exhibit No.	ITEM

16.1	Letter from BDO Seidman, LLP dated June 8, 2010